UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2004

Commission File Number: 0-14820

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

                      Georgia                                                                                       22-2408354
(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

3130 Gateway Drive       P.O. Box 5625       Norcross, Georgia 30091-5625
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code, is (770) 441-2051

Not applicable

(Former name, former address and formal fiscal year,
if changed since last report)

Item 12. Results of Operations and Financial Condition

        Immucor, Inc. (the “Company”) issued a press release on September 29, 2004 announcing the Company’s earnings and certain other results of operations for the fiscal first quarter for the year ending May 31, 2005 and discussed the Company’s outlook for fiscal year 2005. This press release is furnished with this Current Report as Exhibit 99.1. Edward L. Gallup, the Company's Chairman, Dr. Gioacchino De Chirico, the Company's President and Chief Executive Officer, and Steven C. Ramsey, the Company's Vice President and Chief Financial Officer, hosted a conference call on September 29, 2004 to review the contents of the press release and to answer questions from investors.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated September 29, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                            IMMUCOR, INC.

Date:   September 29, 2004                                                              By: /s/ Steven C. Ramsey
                                                                                                            Steven C. Ramsey
                                                                                                            Chief Financial Officer

EXHIBIT INDEX

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated September 29, 2004.